UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  June 27, 2008

Dinewise, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-100110	01-0741042
(Commission File Number)	(IRS Employer Identification No.)

500 Bi-Country Boulevard, Suite 400
Farmingdale, NY	11735
(Address of Principal Executive Offices)	(Zip Code)

(631) 694-1111
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02

Termination of a Material Definitive Agreement.

Effective June 27, 2008, the definitive Asset Purchase Agreement entered into on February 29, 2008, between Dinewise Inc. (the “Company”), and Delightful Deliveries (“DD”), a New York corporation engaged in the marketing and selling of gourmet gift baskets, gourmet food and other products through its catalogue and on-line website marketing has been terminated by the Company.  There are no active discussions underway between the Company and DD and if discussions should commence in the future no assurance can be given that an agreement will be reached between them or the terms of any such agreement.  No termination penalties were incurred by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2008	Dinewise, Inc.

	By:	/S/ THOMAS MCNEILL
	Name:	Thomas McNeill
	Title:	Vice President and Chief Financial Officer

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